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                                                               Exhibit 10.2


                           WRIGHT MEDICAL GROUP, INC.

                  AMENDMENT NO. 1 TO THE STOCKHOLDERS AGREEMENT

                  Amendment No. 1 to the Stockholders Agreement, dated as of this ___ day of August 2000, among (i) the investors listed on Schedule I hereto (collectively, the "Old Investors"); (ii) James T. Treace, F. Barry Bays, John R. Treace, Thomas E. Timbie and James E. Thomas (collectively, the "New Investors"); and (iii) Wright Medical Group, Inc. (f/k/a Wright Acquisition Holdings, Inc.), a Delaware corporation (the "Company").

                                 R E C I T A L S

                  WHEREAS, the Old Investors and the Company are parties to that certain Stockholders Agreement of the Company, dated as of December 7, 1999 (the "Original Stockholders Agreement");

                  WHEREAS, the New Investors, Warburg, Pincus Equity Partners, L.P. and the Vertical Fund Associates, L.P. have, pursuant to the terms of securities purchase agreements with the Company, purchased shares of capital stock of the Company;

                  WHEREAS, the Old Investors, the New Investors and the Company desire to promote their mutual interests by agreeing to certain matters relating to the operations of the Company and the disposition and voting of the capital stock of the Company; and

                  WHEREAS, the parties hereto have agreed to amend and restate the Original Stockholders Agreement as set forth herein.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

                  A.       STOCKHOLDERS AGREEMENT AMENDMENTS

                  1. The parties agree that the Original Stockholders Agreement is hereby amended to add each of the New Investors as a party to such agreement. The definition of "Investors" in the Introductory Paragraph of the Original Stockholders Agreement is hereby amended to include the New Investors.

                  2. The first recital of the Original Stockholders Agreement is hereby amended by replacing it in its entirety with the following recital:

                  WHEREAS, certain of the Investors have, pursuant to the terms of an Amended and Restated Agreement and Plan of Merger, dated as of December 7, 1999, among the Company, Warburg, Pincus Equity Partners, L.P. ("Warburg"), Wright Acquisition Corp., Inc. and Wright Medical Technology, Inc. (the "Merger Agreement"), agreed to purchase shares of
         (i) Series A Voting Convertible Preferred Stock, par value $.01 per share, of the Company (the "Series A Preferred Stock") and, solely in the case of


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         Warburg, Series B Non-Voting Convertible Preferred Stock, par value
         $.01 per share, of the Company ("Series B Preferred Stock"),
         (ii) common stock of the Company, par value $.01 per share (the "Common Stock") and (iii) warrants to purchase Common Stock (the "Warrants"); and

                  3. The recitals of the Original Stockholders Agreement are hereby amended by inserting the following paragraph after the second recital of the Original Stockholders Agreement:

                  WHEREAS, certain of the Investors have, pursuant to the terms of securities purchase agreements with the Company (the "Purchase Agreements"), purchased shares of (i) Common Stock and (ii) Series C Voting Convertible Preferred Stock, par value $.01 per share of the Company (the "Series C Preferred Stock" and together with the Series A Preferred Stock and Series B Preferred Stock, the "Preferred Stock"); and

                  4. Section 1 of the Original Stockholders Agreement is hereby amended by adding the following subsection (h):

                           (h) ADDITIONAL STOCKHOLDERS. The parties agree that, if the Company decides at any time and from time to time to issue additional Shares to new shareholders, the Board, in its sole discretion, may agree to add such new shareholders as parties to this Agreement, and no further amendment of this Agreement will be necessary. In such event, the new shareholders shall, by executing the appropriate documentation, become parties to this Agreement and considered "Investors" as defined in the introductory paragraph hereof with the same rights and obligations as the current parties hereto.

                  5. Section 2 of the Original Stockholders Agreement is hereby amended by adding the following subsection (e):

                           (e) FUTURE ISSUANCES. The provisions of this Section 2 shall not apply to future issuances of equity securities to the Investors.

                  6. Schedule I of the Original Stockholders Agreement is hereby amended by replacing such schedule with that attached hereto as "Schedule II."

                  B.       MISCELLANEOUS

                  1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Original Stockholders Agreement.

                  2. GOVERNING LAW. This agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State.

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                  3.       NOTICES.

                  (i) All communications under this agreement shall be in writing and shall be delivered by hand or facsimile or mailed by overnight courier or by registered or certified mail, postage prepaid:

                           (A) if to any of the Old Investors or New
Investors, at the address or facsimile number of such Investor shown on
Schedule I, or at such other address as such Old Investor or New Investor may have furnished the Company in writing; and

                           (B) if to the Company, at 5677 Airline Road,
Arlington, Tennessee 38002 (facsimile: (901) 867-4320), marked for attention of President, or at such other address as it may have furnished in writing to each of the Investors.

                  (ii) Any notice so addressed shall be deemed to be given: if delivered by hand or facsimile, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

                  4. SUCCESSORS AND ASSIGNS. This agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

                  5. ENTIRE AGREEMENT; AMENDMENT AND WAIVER. This agreement and the Original Stockholders Agreement constitute the entire understanding of the parties hereto relating to the subject matter hereof and supersede all prior understandings among such parties. This agreement may be amended, and the observance of any term of this agreement may be waived, with (and only with) the written consent of the parties hereto.

                  6. SEVERABILITY. In the event that any part or parts of this agreement shall be held illegal and unenforceable by any court or administrative body of competent jurisdiction, such determination shall not effect the remaining provisions of this agreement which shall remain in full force and effect.

                  7. COUNTERPARTS. This agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first above written.



                                    WRIGHT MEDICAL GROUP, INC.


                                    By:   /s/ F. Barry Bays
                                          --------------------------------------
                                          Name:  F. Barry Bays
                                          Title: President and Chief Executive
                                                 Officer


                                    WARBURG, PINCUS EQUITY PARTNERS, L.P.

                                    By:   Warburg, Pincus & Co.,
                                          General Partner

                                    By:   /s/ Elizabeth H. Weatherman
                                          --------------------------------------
                                          Name:  Elizabeth H. Weatherman
                                          Title: Partner


                                    WARBURG, PINCUS NETHERLANDS EQUITY
                                    PARTNERS I, C.V.

                                    By:   Warburg, Pincus & Co.,
                                          General Partner

                                    By:   /s/ Elizabeth H. Weatherman
                                          --------------------------------------
                                          Name:  Elizabeth H. Weatherman
                                          Title: Partner


                                    WARBURG, PINCUS NETHERLANDS EQUITY
                                    PARTNERS II, C.V.

                                    By:   Warburg, Pincus & Co.,
                                          General Partner

                                    By:   /s/ Elizabeth H. Weatherman
                                          --------------------------------------
                                          Name:  Elizabeth H. Weatherman
                                          Title: Partner

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                                    WARBURG, PINCUS NETHERLANDS EQUITY
                                    PARTNERS III, C.V.

                                    By:   Warburg, Pincus & Co.,
                                          General Partner


                                    VERTICAL FUND ASSOCIATES, L.P.

                                    By:   Vertical Group, L.P., General Partner

                                    By:   /s/ John E. Runnells
                                          --------------------------------------
                                          Name:  John E. Runnells
                                          Title: General Partner

                                    CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT
                                    SYSTEM

                                    By:   /s/ Leon G. Shahinian
                                          --------------------------------------
                                          Name:  Leon G. Shahinian
                                          Title: Investment Officer II


                                    PRINCES GATE INVESTORS, L.P.
                                    PGI INVESTMENTS LIMITED
                                    PGI SWEDEN AB
                                    MARINBEACH UNITED S.A.

                                    By:   PG Investors, Inc., as General
                                          Partner or Attorney in Fact

                                    By:   /s/ Thomas A. Clayton
                                          --------------------------------------
                                          Name:  Thomas A. Clayton
                                          Title: Vice President


                                    SANDY STREAM, INC.

                                    By:   /s/ Patrizio Cremascoli
                                          --------------------------------------
                                          Name:  Patrizio Cremascoli
                                          Title: Director

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                                          /s/ Thomas M. Patton
                                          -----------------------------
                                          Thomas M. Patton

                                          /s/ Gregory K. Butler
                                          -----------------------------
                                          Gregory K. Butler

                                          /s/ Jack E. Parr, Ph.D.
                                          -----------------------------
                                          Jack E. Parr, Ph.D.

                                          /s/ Carl M. Stamp
                                          -----------------------------
                                          Carl M. Stamp

                                          /s/ James T. Hook
                                          -----------------------------
                                          James T. Hook

                                          /s/ Robert W. Churinetz
                                          -----------------------------
                                          Robert W. Churinetz

                                          /s/ Karen L. Harris
                                          -----------------------------
                                          Karen L. Harris

                                          /s/ Jason P. Hood
                                          -----------------------------
                                          Jason P. Hood

                                          /s/ Joyce B. Jones
                                          -----------------------------
                                          Joyce B. Jones

                                          /s/ Warren O. Haggard, Ph.D.
                                          ----------------------------
                                          Warren O. Haggard, Ph.D.

                                          /s/ Michael E. Kaufman
                                          -----------------------------
                                          Michael E. Kaufman

                                          /s/ John R. Gauger
                                          -----------------------------
                                          John R. Gauger

                                          /s/ Jennifer S. Walker
                                          -----------------------------
                                          Jennifer S. Walker

                                          /s/ Skip Flannery
                                          -----------------------------
                                          Skip Flannery

                                          /s/ Mark Fisher
                                          -----------------------------
                                          Mark Fisher

                                          /s/ Alan Taylor
                                          -----------------------------
                                          Alan Taylor

                                          /s/ John Richard Fry
                                          -----------------------------
                                          John Richard Fry

                                          /s/ Giovanni Carollo
                                          -----------------------------
                                          Giovanni Carollo

                                          /s/ Alain Allegre
                                          -----------------------------
                                          Alain Allegre

                                          /s/ James T. Treace
                                          -----------------------------
                                          James T. Treace

                                          /s/ F. Barry Bays
                                          -----------------------------
                                          F. Barry Bays

                                          /s/ John R. Treace
                                          -----------------------------
                                          John R. Treace

                                          /s/ Thomas E. Timbie
                                          -----------------------------
                                          Thomas E. Timbie

                                          /s/ James E. Thomas
                                          -----------------------------
                                          James E. Thomas